Putnam
Municipal
Opportunities
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

As embattled equity investors fled to the safety of bonds, tax-free municipal securities have enjoyed a period of heightened popularity, and Putnam Municipal Opportunities Trust was among the beneficiaries. During the fiscal year that closed on April 30, 2001, your fund provided an attractive return for shareholders.

The supply of new issues has kept pace with this stepped-up demand, and Fund Manager Blake Anderson has been able to add some attractive new issues to the portfolio. As he explains in the report that begins on the facing page, not only has he added to the investment-grade securities that make up the bulk of the fund's holdings but he has also increased the proportion of lower-rated securities whose prospects he and the Credit Research Team have judged to be sufficiently bright in the current environment to offset their added risk.

As you will also see, Blake is confident that the portfolio is well positioned to meet the challenges and opportunities the municipal bond market will present during the fund's new fiscal year.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 20, 2001

REPORT FROM FUND MANAGEMENT

Blake E. Anderson

Solid management and a robust municipal bond market combined to produce favorable performance for Putnam Municipal Opportunities Trust during the fiscal year ended April 30, 2001. Investors generally sought refuge in fixed-income securities as the equity markets were racked with increasing volatility. Higher-rated municipal bonds became particularly attractive because of their more stable returns and lower risk compared to other bond sectors.

Total return for 12 months ended 4/30/01

                 NAV            Market price
-----------------------------------------------------------------------
                11.40%              25.32%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 6.

* FAVORABLE ENVIRONMENT FOR MUNICIPALS

Throughout the period, investors pursued secure, high-quality investments in the face of a sharp decline in the equity markets, especially in the autumn of 2000. Bonds, particularly in high-quality sectors such as insured municipals, benefited from this shift of assets away from more risky investments. When all was said and done, municipal securities represented the top- performing fixed-income sector in 2000.

Two other market-related phenomena in the municipal market are worth mentioning. First, yields in the municipal market declined by roughly a half percentage point from the end of July 2000 through the end of January 2001. Second, the flight to quality initiated a significant widening of credit spreads (the difference in yield between bonds of high credit quality and those of lower credit quality). These spreads created an unusual opportunity for us to invest in undervalued lower-rated bonds that provide the fund with more income.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                   22.0%

Transportation                19.5%

Utilities                     18.0%

Housing                        9.1%

Water
and sewer                      7.6%

Footnote reads:
*Based on net assets as of 4/30/01. Holdings will vary over time.


Performance in the municipal market is driven by a number of factors that include duration, the shape of the yield curve, and credit quality. Events in California and New York also influence the behavior of the municipal market because those states issue a significant number of municipal bonds. From August to October, demand for California municipals was torrid, while demand for New York municipals soared from November to January. For the most part, demand in both states was the result of wealthy individuals taking profits from equity holdings as the stock market dropped and shifting to bonds for their relative safety, higher quality, and tax-free income.

* AIRPORTS AND HEALTH CARE OFFERED OPPORTUNITIES

The fund continued to receive an attractive amount of income from the airport sector. Despite the weakening economy and high fuel prices, airline ticket sales remained high. The U.S. Department of Transportation expects domestic passengers on U.S. air carriers to top 1 billion annually during the next decade, up from a current level of 700 million.

Airports, in turn, are keeping pace by launching much-needed, ambitious capital improvement projects. Only two major new airports were built during the past 30 years: Dallas-Fort Worth International Airport and Denver International Airport. Bonds issued to support both airports have been long-time holdings of your fund. In contrast to the vibrant growth of the airport industry, airlines have been experiencing some difficulties and consolidations are reshaping this increasingly competitive industry. Fortunately for your fund, increased merger and acquisition activity can create attractive investment opportunities.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 44.7%

AA/Aaa -- 5.2%

A -- 11.1%

BBB/Baa -- 25.1%

BB/Ba -- 11.0%

B and under -- 2.9%

Footnote reads:
*As a percentage of market value as of 4/30/01. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Utilities, another focus within the portfolio, have been struggling with deregulation for years, a situation that has cast a cloud of uncertainty over the sector. In an effort to prop up state-owned utilities, the IRS released new rules in January that allow them to sell power to private parties. The only drawback to this positive ruling is that it will expire in 2004, which will keep the utilities in financial limbo for another three years. While we continue to search for opportunities in the utilities industry, we chose to avoid some troubled companies, among them Pacific Gas & Electric and Southern California Edison.

After encountering difficulties in the past several years, the health-care sector has gained some stability recently. The federal government is dipping into the current budget surplus to help support under-funded hospitals. In addition, the hospitals themselves are improving their relationships with HMOs and are divesting their interests in unprofitable businesses. Affluent senior citizens are also breathing life into the health-care industry by increasingly choosing to reside in assisted-living communities, many of which are funded through municipal bond issues. At the close of the fiscal year, revenue bonds from the health-care sector made up 22% of your fund's net assets.

* ECONOMIC IMPROVEMENT POSSIBLE IN LATE 2001

Looking ahead, we are optimistic that the Federal Reserve Board's aggressive stance -- cutting short-term interest rates five times in the first five months of 2001 -- will help stimulate economic activity in the months ahead. In addition, with a proposal to cut income taxes working its way through Congress, we believe consumer spending stands to improve.

Despite lingering recessionary concerns, we believe lower-rated credit sectors still offer the best value. A weak economy can increase default rates in these sectors, but the current weakness comes on the heels of a period of exceptionally high growth. Municipal bonds funds are enjoying strong cash inflows and municipalities are eager to come to market with new issues or advanced refundings because lower interest rates translate into reduced borrowing costs. As a result, supply is keeping pace with the strong demand, showing a 43% increase over last year. We begin the new fiscal year optimistic about the prospects for municipal bonds as a solid component of a well-diversified investment portfolio.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/01, there is no guarantee the fund will continue to hold these securities in the future.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we may share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Municipal Opportunities Trust is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/01

                                                Lehman Bros.
                                   Market        Municipal      Consumer
Common shares             NAV      price        Bond Index     price index
-------------------------------------------------------------------------------
1 year                  11.40%     25.32%         10.38%          3.21%
-------------------------------------------------------------------------------
5 years                 34.91      39.75          36.35          13.19
Annual average           6.17       6.92           6.40           2.51
-------------------------------------------------------------------------------
Life of fund
(since 5/28/93)         60.19      57.07          59.51          22.61
Annual average           6.13       5.87           6.08           2.61
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/01

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                              12
-------------------------------------------------------------------------------
Income 1                                          $0.906
-------------------------------------------------------------------------------
Capital gains 1                                     --
-------------------------------------------------------------------------------
  Total                                           $0.906
-------------------------------------------------------------------------------
Preferred shares                   Series A       Series B       Series C
-------------------------------------------------------------------------------
                                 (800 shares)  (1,620 shares)  (1,620 shares)
-------------------------------------------------------------------------------
Income 1                          $2,139.11      $1,049.44       $1,024.78
-------------------------------------------------------------------------------
  Total                           $2,139.11      $1,049.44       $1,024.78
-------------------------------------------------------------------------------
Share value: (common shares)                NAV         Market price
-------------------------------------------------------------------------------
4/30/00                                    $12.51         $11.625
-------------------------------------------------------------------------------
4/30/01                                     13.00          13.590
-------------------------------------------------------------------------------
Current return (common shares/end of period)
-------------------------------------------------------------------------------
Current dividend rate 2                      6.97%           6.67%
-------------------------------------------------------------------------------
Taxable equivalent 3                        11.54           11.04
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal, and in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 3/31/01 (most recent calendar quarter)

                                             NAV        Market price
-------------------------------------------------------------------------------
1 year                                      11.86%         27.76%
-------------------------------------------------------------------------------
5 years                                     36.56          41.17
Annual average                               6.43           7.14
-------------------------------------------------------------------------------
Life of fund
(since 5/28/93)                             62.26          54.84
Annual average                               6.37           5.74
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


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VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

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New features will be added to the site regularly. So be sure to bookmark us at
http://www.putnaminvestments.com


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam Municipal Opportunities Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust (the "fund") at April 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 8, 2001




THE FUND'S PORTFOLIO
April 30, 2001

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (98.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (4.9%)
-------------------------------------------------------------------------------------------------------------------
$         5,000,000 Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                    Disp. James River Corp.), 8s, 9/1/28                                  BBB-        $   5,337,500
                    Jefferson Cnty., Swr. Rev. Bonds
          7,000,000 Ser. D, FGIC, 5 3/4s, 2/1/27                                          Aaa             7,192,500
          4,000,000 (Cap. Impt. Wtr.), Ser. A, FGIC, 5s, 2/1/41                           Aaa             3,620,000
                                                                                                      -------------
                                                                                                         16,150,000

Alaska (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Valdez Marine Term Rev. Bonds (BP Pipeline, Inc.),
                    Ser. B, 5 1/2s, 10/1/28                                               Aa1             4,887,500

Arizona (1.0%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
                    Vista Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26                          BBB-/P            460,625
          2,860,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds
                    (Westminster Village), 7 7/8s, 6/1/09                                 BB-/P           2,945,800
                                                                                                      -------------
                                                                                                          3,406,425

Arkansas (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Northwest Regl. Arpt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P            1,072,500

California (8.4%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,575,000
          1,500,000 Gilroy Project Rev. Bonds (Bonfante Gardens),
                    8s, 11/1/25                                                           B/P             1,389,375
          3,000,000 Metropolitan Wtr. Dist. IFB (Southern CA
                    Waterworks), 7.728s, 8/10/18                                          Aa2             3,465,000
          5,000,000 Sacramento, Muni. Util. Dist. Elec. IFB, FGIC,
                    8.767s, 8/15/18                                                       Aaa             5,376,150
          5,000,000 San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
                    MBIA, 6 1/2s, 8/1/17 (SEG)                                            Aaa             5,793,750
                    San Diego Cnty., IF COP, AMBAC
          3,000,000 7.47s, 9/1/12                                                         Aaa             3,566,250
          3,000,000 7.47s, 9/1/07                                                         Aaa             3,480,000
          3,000,000 Southern CA Pub. Pwr. Auth. Rev. Bonds IFB,
                    FGIC, 6.62s, 7/1/17                                                   Aaa             3,277,500
                                                                                                      -------------
                                                                                                         27,923,025

Colorado (7.4%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.),
                    8 3/8s, 12/1/26                                                       BB/P            1,142,500
          7,700,000 CO Pub. Hwy. Auth. Rev. Bonds, MBIA, zero %, 9/1/33                   Aaa             1,241,625
                    Denver, City & Cnty., Arpt. Rev. Bonds, Ser. A
          6,935,000 8 3/4s, 11/15/23                                                      A2              7,225,715
          2,505,000 8 3/4s, 11/15/23, Prerefunded                                         Aaa             2,626,042
          1,585,000 7 3/4s, 11/15/21                                                      A2              1,642,250
            415,000 7 3/4s, 11/15/21, Prerefunded                                         Aaa               432,990
         10,000,000 MBIA, 5.7s, 11/15/25                                                  Aaa            10,250,000
                                                                                                      -------------
                                                                                                         24,561,122

District of Columbia (3.8%)
-------------------------------------------------------------------------------------------------------------------
         12,450,000 DC G.O. Bonds, Ser. A, 6s, 6/1/26                                     Baa1           12,667,875

Hawaii (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,995,000 HI State Hsg. Fin. & Dev. Corp. Single Fam. Mtge.
                    Rev. Bonds, Ser. A, FNMA Coll., 5 3/4s, 7/1/30                        AAA             2,004,975

Illinois (7.2%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (United Airlines, Inc.)
          9,975,000 Ser. 84A, 8.85s, 5/1/18                                               Baa2           10,274,250
          3,500,000 Ser. C, 6.3s, 5/1/16                                                  Baa2            3,486,875
         10,000,000 IL Hsg. Dev. Auth. Multi-Fam. Hsg. Rev. Bonds,
                    Ser. 91-A, 8 1/4s, 7/1/16                                             A1             10,228,500
                                                                                                      -------------
                                                                                                         23,989,625

Indiana (3.2%)
-------------------------------------------------------------------------------------------------------------------
          4,405,000 Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview
                    Hlth. Syst., Inc.), MBIA, 4 3/4s, 11/15/28                            Aaa             3,804,819
                    IN State Dev. Fin. Auth. Rev. Bonds
          1,300,000 6.85s, 12/1/12                                                        BB-               994,500
          4,150,000 (USX Corp.), 5.6s, 12/1/32                                            Baa1            3,506,750
          2,000,000 Indianapolis Intl. Arpt. Auth. Special Fac. Rev.
                    Bonds (Federal Express Corp.), 7.1s, 1/15/17                          Baa2            2,115,000
                                                                                                      -------------
                                                                                                         10,421,069

Kentucky (1.5%)
-------------------------------------------------------------------------------------------------------------------
                    Kenton Cnty., Arpt. Board Special Fac. Rev.
                    Bonds (Delta Airlines, Inc.)
          3,400,000 Ser. A, 7 1/2s, 2/1/20                                                Baa3            3,509,276
          1,300,000 Ser. B, 7 1/4s, 2/1/22                                                Baa3            1,339,546
                                                                                                      -------------
                                                                                                          4,848,822

Louisiana (2.3%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Local Govt. Env. Facs. Cmnty. Dev. Auth. Rev.
                    Bonds (St. James Place), Ser. A, 8s, 11/1/19                          B-/P            2,007,500
          5,500,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               BB-             5,630,625
                                                                                                      -------------
                                                                                                          7,638,125

Maryland (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,770,000 MD Cmnty. Dev. Admin. Multi-Fam. Hsg. , Ser. E,
                    GNMA Coll., FHA Insd., 6.85s, 5/15/25                                 Aa3             5,020,425

Massachusetts (7.9%)
-------------------------------------------------------------------------------------------------------------------
          3,555,000 Atlas Boston Tax Exempt Rev. Bonds, Ser. 1, 6.65s,
                    1/1/35 (acquired 11/18/99, cost $3,555,000) (RES)                     BB+/P           3,670,538
          2,620,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Rehab. Hosp. Cape & Islands), Ser. A,
                    7 7/8s, 8/15/24                                                       AAA/P           2,963,875
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          3,855,000 (Res. Dev.), Ser. C, FNMA Coll., 6.9s, 11/15/21                       Aaa             4,007,003
         11,280,000 Ser. 53, MBIA, 6.15s, 12/1/29                                         Aaa            11,519,700
          3,000,000 MA State Indl. Fin. Agcy. Resource Recvy. Rev.
                    Bonds (Southeastern MA), Ser. A, 9s, 7/1/15                           BB-/P           3,105,840
          1,000,000 MA State Indl. Fin. Agcy. Rev. Bonds (1st. Mtge.
                    Brookhaven), Ser. A, 7s, 1/1/15                                       BBB/P           1,010,000
                                                                                                      -------------
                                                                                                         26,276,956

Michigan (3.7%)
-------------------------------------------------------------------------------------------------------------------
          8,500,000 Detroit, Swr. Disp. Rev. Bonds (Wtr. Supply System),
                    MBIA, 5s, 7/1/25                                                      Aaa             8,032,500
          2,500,000 MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                    Ser. A, FSA, 7.55s, 4/1/23                                            Aaa             2,550,000
          1,650,000 MI State Strategic Fund Ltd. Oblig. Rev. Bonds
                    (Worthington Armstrong Venture),
                    5 3/4s, 10/1/22                                                       BBB/P           1,724,250
                                                                                                      -------------
                                                                                                         12,306,750

Minnesota (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 Rochester Hlthcare Fac. IFB (Mayo Foundation),
                    Ser. H, 8.118s, 11/15/15                                              AA+             1,332,813

Mississippi (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Clairborne Cnty., Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 7.3s, 5/1/25                          BBB-            1,360,881
          1,000,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5.9s, 5/1/22                          BBB-              925,000
                                                                                                      -------------
                                                                                                          2,285,881

Montana (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MT State Board Inv. Exempt Fac. Rev. Bonds
                    (Still Water Mining Project), 8s, 7/1/20                              Ba2             2,055,000

Nevada (2.8%)
-------------------------------------------------------------------------------------------------------------------
          3,505,000 Clark Cnty., G.O. Bonds (Pk. & Regl. Justice Ctr.),
                    FGIC, 5 5/8s, 11/1/19                                                 Aaa             3,553,194
                    Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.)
          2,750,000 Ser. B, 7 1/2s, 9/1/32                                                Baa2            2,860,000
          3,000,000 Ser. A, 6 1/2s, 12/1/33                                               Baa2            2,913,750
                                                                                                      -------------
                                                                                                          9,326,944

New Hampshire (1.0%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,600,000 (Riverwoods at Exeter), Ser. A, 6 1/2s, 3/1/23                        BB/P            2,349,750
          1,250,000 (NH College), 6 3/8s, 1/1/27                                          BBB-            1,121,875
                                                                                                      -------------
                                                                                                          3,471,625

New Jersey (6.7%)
-------------------------------------------------------------------------------------------------------------------
          8,615,000 NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                    (Vineland Cogeneration L. P. ), 7 7/8s, 6/1/19                        BB+             8,904,722
          2,190,000 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds (Raritan
                    Bay Med. Ctr.), 7 1/4s, 7/1/14                                        B/P             2,105,138
         10,000,000 Salem Cnty., Indl. Poll Ctrl. Fin. Auth. Rev. Bonds,
                    8.841s, 10/1/29 (acquired 10/28/94,
                    cost $9,750,000) (RES)                                                Aaa            11,275,000
                                                                                                      -------------
                                                                                                         22,284,860

New York (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 NY City, Muni. Wtr. Fin. Auth. Wtr. & Swr. Fin. Syst.
                    Rev. Bonds, Ser. B, FSA, 5s, 6/15/29                                  Aaa             2,853,750

North Carolina (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. B, MBIA, 6s, 1/1/22                                              Aaa             2,160,000

Ohio (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Montgomery Cnty., Hosp. Rev. Bonds (Kettering
                    Med. Ctr.), 6 3/4s, 4/1/22                                            Baa1            1,017,500
          1,263,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB, Ser. A-2,
                    GNMA Coll., 9.872s, 3/24/31                                           Aaa             1,318,256
                                                                                                      -------------
                                                                                                          2,335,756

Oklahoma (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                    Ser. A, 5 5/8s, 8/15/29                                               B2                670,000

Pennsylvania (6.7%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Pittsburgh Mercy Hlth. Syst. ), AMBAC,
                    5 5/8s, 8/15/26                                                       Aaa             5,131,250
          1,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners PJ), 6.65s, 5/1/10                             BBB-            1,035,000
          3,000,000 PA Econ. Dev. Fin. Auth. Wastewtr. Treatment
                    Rev. Bonds (Sun Co., Inc.), Ser. A, 7.6s, 12/1/24                     BBB             3,183,750
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          3,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-/P          3,187,500
          1,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            1,035,000
          5,000,000 PA State Higher Ed. Assistance Agcy. Student
                    Loan IFB, AMBAC, 9.693s, 9/1/26                                       Aaa             5,493,200
          3,000,000 Philadelphia Auth. For Indl. Dev. Special Fac.
                    Rev. Bonds (U.S. Airways, Inc.), 8 1/8s, 5/1/30                       B/P             3,120,000
                                                                                                      -------------
                                                                                                         22,185,700

South Carolina (2.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds,
                    Ser. B, 6 3/8s, 5/15/30                                               A1              2,985,000
          4,500,000 Spartanburg Cnty., Solid Waste Disp. Rev. Bonds
                    (BMW Project), 7.55s, 11/1/24                                         A/P             4,854,375
                                                                                                      -------------
                                                                                                          7,839,375

Tennessee (1.2%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Johnson City, Hlth. & Edl. Facs. Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           Baa2            4,000,000

Texas (12.8%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            Baa3            5,621,000
                    Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (St. Luke's Lutheran Hospital)
          4,800,000 7.9s, 5/1/18                                                          AAA/P           5,196,000
          1,885,000 7.9s, 5/1/11                                                          AAA/P           2,019,306
         12,000,000 FSA, 6.1s, 11/15/23                                                   Aaa            13,079,999
          4,000,000 Dallas-Fort Worth, Regl. Arpt. Joint Rev. Bonds, Ser. A,
                    FGIC, 6 5/8s, 11/1/21                                                 Aaa             4,115,000
          2,290,000 Jefferson Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
                    Bonds (Baptist Healthcare Syst.), 8 7/8s, 6/1/21                      Ba1             2,284,275
          3,000,000 Lower Neches Valley Indl. Dev. Swr. Auth. Rev.
                    Bonds (Mobil Oil Refining Corp.), 6.4s, 3/1/30                        Aaa             3,172,500
          5,000,000 Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll. Rev.
                    Bonds (Southwestern Elec. Pwr. Co.), Ser. A,
                    8.2s, 8/1/11                                                          A2              5,145,950
          2,000,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball
                    Regl. Hosp.), 6s, 7/1/29                                              Baa2            1,687,500
                                                                                                      -------------
                                                                                                         42,321,530

Utah (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Salt Lake City, Hosp. IFB (IHC Hosp. Inc.), 9.52s,
                    5/15/20 (acquired 6/6/97, cost $1,168,906) (RES)                      Aaa             1,041,270

Virginia (1.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            1,690,000
          3,000,000 Fairfax Cnty., Indl. Dev. Auth Rev. Bonds,
                    9.827s, 8/29/23                                                       AAA             3,166,800
                                                                                                      -------------
                                                                                                          4,856,800

Washington (2.0%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Chelan Cnty., Dev. Corp. Rev. Bonds
                    (Poll. Control-Alcoa), 5.85s, 12/1/31                                 A1              4,085,000
          2,250,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             2,393,438
                                                                                                      -------------
                                                                                                          6,478,438

West Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.

                    Assn., Inc.), 6.1s, 5/1/29                                            BB+             1,520,000

Wyoming (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,925,000 Sweetwater Cnty., Solid Waste Disp. Rev. Bonds
                    (FMC Corp.), Ser. A, 7s, 6/1/24                                       Baa2            2,972,531
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $325,777,544) (b)                                        $  325,167,467
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $331,205,132.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $326,376,024, resulting in gross unrealized appreciation and depreciation of $8,687,998 and $9,896,555, respectively, or net unrealized depreciation of $1,208,557.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2001 was $15,986,808 or 4.8% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April
      30, 2001.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 2001.

      The fund had the following industry group concentrations greater than 10% at April 30, 2001 (as a percentage of net assets):

            Health care            22.0%
            Transportation         19.5
            Utilities              18.0

      The fund had the following insurance concentration greater than 10% at April 30, 2001 (as a percentage of net assets):

            MBIA                   10.5%

------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 2001
                                   Aggregate Face  Expiration    Unrealized
                     Total Value        Value        Date       Depreciation
------------------------------------------------------------------------------
Muni Bond Index
(long)               $10,096,875     $10,306,109    Jun-01       $(209,234)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $325,777,544) (Note 1)                                        $325,167,467
-------------------------------------------------------------------------------------------
Cash                                                                                457,617
-------------------------------------------------------------------------------------------
Interest receivable                                                               7,178,485
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                      315,000
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             15,625
-------------------------------------------------------------------------------------------
Total assets                                                                    333,134,194

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,245,489
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        566,598
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           34,602
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       17,390
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,995
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               62,988
-------------------------------------------------------------------------------------------
Total liabilities                                                                 1,929,062
-------------------------------------------------------------------------------------------
Net assets                                                                     $331,205,132

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (800 shares issued
and outstanding at $50,000 per share) (Note 4)                                $  40,000,000
-------------------------------------------------------------------------------------------
Series B and C remarketed preferred shares (3,240 shares
issued and outstanding at $25,000 per share) (Note 4)                            81,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         225,201,187
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (1,004,418)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (13,172,326)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                         (819,311)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $331,205,132

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares                                  $121,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                      108,257
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                         $121,108,257
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $210,096,875
-------------------------------------------------------------------------------------------
Net asset value per common share
($210,096,875 divided by 16,157,092 shares)                                          $13.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended April 30, 2001
Tax exempt interest income:                                                     $21,513,889
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,308,166
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      218,566
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   13,284
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      5,921
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              320,944
-------------------------------------------------------------------------------------------
Other                                                                               142,582
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,009,463
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (92,116)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,917,347
-------------------------------------------------------------------------------------------
Net investment income                                                            18,596,542
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,494,366)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (55,110)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                10,664,279
-------------------------------------------------------------------------------------------
Net gain on investments                                                           9,114,803
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $27,711,345
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended April 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 18,596,542     $ 19,039,009
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,549,476)      (2,495,329)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              10,664,279      (23,387,694)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        27,711,345       (6,844,014)

Distributions to remarketed preferred
shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                             (5,071,524)      (4,436,618)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $108,257 and
$144,767, respectively)                                                22,639,821      (11,280,632)
--------------------------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                            (14,642,620)     (14,636,969)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 7,997,201      (25,917,601)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     323,207,931      349,125,532
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of and
undistributed net investment income of $1,004,418 and
$110,081, respectively)                                              $331,205,132     $323,207,931
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                 16,157,092       16,157,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                   4,040            4,040
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
---------------------------------------------------------------------------------------------------------
Per-share
operating performance                                               Year ended April 30
---------------------------------------------------------------------------------------------------------
                                                 2001         2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
(common shares)                                $12.51       $14.11       $14.05       $13.61       $13.50
---------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------
Net investment income (a)                        1.15         1.18         1.19         1.16          .99
---------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                        .56        (1.59)         .03          .51          .20
---------------------------------------------------------------------------------------------------------
Total from investment operations                 1.71         (.41)        1.22         1.67         1.19
---------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------
From net investment income:
---------------------------------------------------------------------------------------------------------
To preferred shareholders                        (.31)        (.28)        (.25)        (.23)(e)     (.09)
---------------------------------------------------------------------------------------------------------
To common shareholders                           (.91)        (.91)        (.91)        (.93)        (.96)
---------------------------------------------------------------------------------------------------------
In excess if net investment income:
---------------------------------------------------------------------------------------------------------
To common shareholders                             --           --           --           --         (.03)
---------------------------------------------------------------------------------------------------------
Total distributions:                            (1.22)       (1.19)       (1.16)       (1.16)       (1.08)
---------------------------------------------------------------------------------------------------------
Preferred share offering costs                     --           --           --         (.07)          --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                $13.00       $12.51       $14.11       $14.05       $13.61
---------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                               $13.590      $11.625      $14.750      $13.812      $13.875
---------------------------------------------------------------------------------------------------------
Total return, at market value
(common shares)(%)(b)                           25.32       (15.25)       13.57         6.13         9.24
---------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------
Net assets, end of period (total fund)
(in thousands)                               $331,205     $323,208     $349,126     $348,038     $260,008
---------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(d)                     1.44         1.46         1.42         1.30         1.08
---------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                     6.50         6.93         6.58         6.64         6.60
---------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                          14.59        13.84        10.18        26.37        20.52
---------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Series B and C preferred shares were issued on July 7, 1997.



NOTES TO FINANCIAL STATEMENTS
April 30, 2001

Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax and consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2001, the fund had a capital loss carryover of approximately $11,045,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $2,046,000    April 30, 2003
     4,581,000    April 30, 2004
       126,000    April 30, 2007
     2,789,000    April 30, 2008
     1,503,000    April 30, 2009

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for series A and a 7-day period for Series B and C. The applicable dividend rate for the remarketed preferred shares on April 30, 2001 was Series A 3.55%, Series B 3.30%, and Series C 3.40%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, unrealized gains and losses on certain futures contracts, market discount, straddle loss deferrals and book accretion/amortization adjustment. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 2001, the fund reclassified $3,103 to decrease distributions in excess of net investment income, with an increase to accumulated net realized loss of $3,103. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services and administrative services is paid quarterly based on the average net assets of the fund, including amounts attributable to any preferred shares that may be outstanding. Such fees in the aggregate are based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended April 30, 2001, the fund's expenses were reduced by $92,116 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $602 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended April 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $47,253,795 and $56,973,936, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

On July 7, 1997, the fund issued 1,620 Series B and 1,620 Series C remarketed preferred shares. Proceeds to the fund, before underwriting expenses of $810,000 and offering expenses of $369,044, amounted to $81,000,000. Such offering expenses and the fund underwriting expenditures were paid initially by Putnam Management, and the fund reimbursed Putnam Management for such costs. Theses expenses were charged against net assets of the fund available to common shareholders.

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000, respectively per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2001, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on pay downs on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


AMENDMENT TO BYLAWS
(Unaudited)

On March 9, 2001, the Trustees amended the fund's Bylaws to require advance notice of shareholder Trustee nominations and shareholder proposals fixing the number of Trustees. Shareholders wishing to propose one or more nominees for election as Trustees or wishing to make a proposal fixing the number of Trustees at an annual meeting of shareholders must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. An exception applies in the case of the annual meeting to be held in calendar year 2001, to the effect that the notice described above to be timely must be received in good order by the fund not less than thirty (30) days prior to that anniversary date. A further exception to the notice deadline applies in the event the date of the annual meeting is substantially advanced or delayed from that anniversary date. Copies of these amendments to the Bylaws have been filed with the Securities and Exchange Commission and are available from its public reference facilities.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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